                            Moyco Technologies, Inc.
      Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
                        Nine Months Ended March 31, 2001

                                                                                       Disposition
                                                                 As Reported           Adjustments              Pro Forma
                                                               -----------------     -----------------      ------------------
NET SALES                                                            $8,064,554              $      -              $8,064,554
COST OF GOODS SOLD                                                    6,002,611                     -               6,002,611
                                                               -----------------     -----------------      ------------------
             Gross profit                                             2,061,943                     -               2,061,943

OPERATING EXPENSES:
         Sales and marketing                                            796,979                     -                 796,979
         Research and development                                        45,344                     -                  45,344
         General and administrative                                   1,565,674              (295,500)  [2]         1,270,174
                                                               -----------------     -----------------      ------------------
             Total operating expenses                                 2,407,997              (295,500)              2,112,497
                                                               -----------------     -----------------      ------------------

             (Loss) from operations                                    (346,054)              295,500                 (50,554)

         INTEREST (EXPENSE) INCOME                                     (120,992)              146,979  [4]             25,987

         OTHER INCOME, NET                                               33,426                     -                  33,426
                                                               -----------------     -----------------      ------------------

             Income (Loss) before taxes                                (433,620)              442,479                   8,859

         INCOME TAX BENEFIT                                             237,408              (150,443) [5]             86,965
                                                               -----------------     -----------------      ------------------

         (LOSS) INCOME FROM CONTINUING OPERATIONS                     $(196,212)             $292,036                 $95,824
                                                               =================     =================      ==================

EARNINGS (LOSS) PER COMMON SHARE
      FROM  CONTINUING OPERATIONS                                       $ (0.04)                                       $ 0.01

SHARES USED IN COMPUTING EARNINGS (LOSS) PER
      COMMON SHARE                                                    5,034,392                                     5,034,392

                            Moyco Technologies, Inc.
           Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
                              As of March 31, 2001

                                                                   As                    Disposition
                                                                Reported                 Adjustments                Pro Forma
                                                             --------------            ----------------           --------------
Assets:
Cash and cash equivalents                                       $1,812,179                   $ 202,378  [1],[2]      $2,014,557
Accounts receivable                                              2,085,197                           -                2,085,197
Other receivables                                                   61,454                   1,000,000  [2]           1,061,454
Inventories                                                        927,463                           -                  927,463
Income taxes receivable                                            948,396                           -                  948,396
Deferred income taxes                                              202,859                           -                  202,859
Prepaid expenses                                                   168,777                           -                  168,777
Net assets of discontinued operations                            5,258,115                  (5,258,115)  [1]                  -
                                                             --------------            ----------------           --------------
Total current assets                                            11,464,440                  (4,055,737)               7,408,703

Property, plant and equipment, net                               1,978,236                           -                1,978,236
Other assets                                                        83,610                           -                   83,610
                                                             --------------            ----------------           --------------
Total assets                                                   $13,526,286                 $(4,055,737)              $9,470,549
                                                             ==============            ================           ==============

Liabilities and Stockholders' equity
Liabilities:
Line of credit                                                  $1,950,000                 $                         $1,950,000
Current portion of capital lease obligations                        80,793                           -                   80,793
Current portion of long-term debt                                  497,992                    (430,644)  [2]             67,348
Accounts payable                                                   708,734                           -                  708,734
Accrued expenses                                                   402,921                    (210,000)  [2]            192,921
                                                             --------------            ----------------           --------------
Total current liabilities                                        3,640,440                    (640,644)               2,999,796

Capital lease obligations                                          272,640                           -                  272,640
Long-term debt                                                   1,874,913                  (1,308,202)  [2]            566,711
Deferred income taxes                                               65,354                           -                   65,354
Other long-term liabilities                                          4,464                           -                    4,464
                                                             --------------            ----------------           --------------
Total liabilities                                                5,857,811                  (1,948,846)               3,908,965

Stockholders' Equity:
Preferred stock                                                          -                           -                        -
Common stock                                                        28,833                           -                   28,833
Additional paid-in capital                                       5,874,104                   (5,874,104) [3]                  -
Retained earnings                                                1,915,986                    3,767,213  [1],[3]      5,683,199
Less- Treasury stock                                             (150,448)                                             (150,448)
                                                             --------------            ----------------           --------------
Total Stockholders' equity                                       7,668,475                   (2,106,891)               5,561,584

Total Liabilities and Stockholders' Equity                     $13,526,286                 $ (4,055,737)              $9,470,549
                                                             ==============            ================           ==============

                            Moyco Technologies, Inc.
      Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
                            Year Ended June 30, 2000

                                                                                        Disposition
                                                                  As Reported           Adjustments              Pro Forma
                                                               -----------------     -----------------      ------------------
NET SALES                                                            $6,650,597              $      -              $6,650,597
COST OF GOODS SOLD                                                    4,771,163                     -               4,771,163
                                                               -----------------     -----------------      ------------------
             Gross profit                                             1,879,434                     -               1,879,434

OPERATING EXPENSES:
         Sales and marketing                                            641,389                     -                 641,389
         Research and development                                        37,438                     -                  37,438
         General and administrative                                   2,091,036                     -               2,091,036
                                                               -----------------     -----------------      ------------------
             Total operating expenses                                 2,769,863                     -               2,769,863
                                                               -----------------     -----------------      ------------------

             (Loss) from operations                                    (890,429)                    -                (890,429)

         INTEREST (EXPENSE) INCOME                                     (212,760)              229,862  [4]             17,102

         OTHER INCOME, NET                                              270,516                     -                 270,516
                                                               -----------------     -----------------      ------------------

             (Loss) before taxes                                       (832,673)              229,862                (602,811)

         INCOME TAX BENEFIT                                             278,212               (77,923) [5]            200,289
                                                               -----------------     -----------------      ------------------

         LOSS FROM CONTINUING OPERATIONS                              $(554,461)             $151,939               $(402,522)
                                                               =================     =================      ==================

LOSS PER COMMON SHARE FROM
      CONTINUING OPERATIONS
         Basic                                                          $(0.11)                                       $(0.08)
         Diluted                                                        $(0.11)                                       $(0.08)

WEIGHTED AVERAGE COMMON SHARES
      OUTSTANDING
         Basic                                                        5,034,392                                     5,034,392
         Diluted                                                      5,042,107                                     5,042,107

                    Moyco Technologies, Inc. and Subsidiaries
         Notes to Pro Forma Condensed Consolidated Financial Statements

1.   Pro Forma Gain on Sale:
     Proceeds from sale                                                                                     $16,946,563
     Less: Estimated closing costs                                                                          (1,250,000)
                                                                                                            -----------
                                                                                                             15,696,563
     Cost of Net Assets to be Disposed of
     Net assets of dental supplies business                                             $ (5,258,115)
     Adjust for dental supplies segment items not included in sale:
     Cash                                                                                     112,862
     Long-term debt                                                                       (2,640,166)       (7,785,419)
                                                                                        -------------       -----------
                                                                                                              7,911,144

     Federal and State Income Taxes at estimated combined 38% rate                                          (3,006,235)
                                                                                                            -----------

     Pro Forma gain on sale                                                                                  $4,904,909
                                                                                                             ==========

2.   Use of Sale Proceeds
     Proceeds                                                                             $16,946,563
     Less: Proceeds held in escrow                                                        (1,000,000)        15,946,563
                                                                                          -----------        ----------

     Add: Cash from discontinued operations                                                                     112,862
                                                                                                             ----------
     Net proceeds                                                                                            16,059,425

     Less Uses:
     Retirement of debt:
     Long-term debt from continuing operations                                             $1,738,846
     Long-term debt from discontinued operations                                            2,640,166

     Payoff of accrued expenses                                                               210,000
     Liquidating Dividend                                                                   7,307,300
     Taxes                                                                                  3,006,235
     Closing costs                                                                          1,250,000
     Less: Closing costs charged to continuing operations                                    (295,500)        15,857,047
                                                                                            ---------        ----------

     Excess cash                                                                                            $   202,378
                                                                                                            ===========

3. The Company has remitted a portion of the sale proceeds to its shareholders in the form of a liquidating dividend. The amount to be distributed is based upon an expected dividend rate of $1.45 per share, and is calculated as follows:

     Outstanding common shares at 3/31/01                                                   5,766,477
     Less: Shares held in treasury                                                          (726,960)
                                                                                            ---------

     Shares eligible for liquidating dividend                                               5,039,517
     Multiply by expected dividend rate                                                    $     1.45
                                                                                           ----------
     Liquidating dividend                                                                  $7,307,300
                                                                                           ==========

     Dividend charged to:
     Additional paid-in capital                                                            $5,874,104
     Retained earnings                                                                      1,433,196
                                                                                           ----------
                                                                                           $7,307,300
                                                                                           ==========

4.   Interest Expense Adjustments
     The pro forma financial information presented includes the retroactive effect of the use of sale proceeds to retire outstanding borrowings. The net effect on interest expense for the nine months ended March 31, 2001 and the twelve months ended June 30, 2000 was a net reduction of $146,979 and $229,862, respectively. As a result of these pro forma adjustments to interest expense, the interest income portion of the net interest figure exceeded the remaining interest expense portion, resulting in a pro forma net interest income balance for all periods shown.

5. Adjustment to reflect the income tax adjustments associated with the pro forma adjustments upon consummation of the sale.